Exhibit 10.45

FedEx Pricing Agreement Amendment

Table of Contents

FedEx Pricing Agreement Amendment	1/7

Express Pricing Attachment	3/7

CERTAIN MATERIAL (INDICATED BY AN ASTERISK) HAS BEEN OMITTED FROM THIS DOCUMENT

PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. THE OMITTED MATERIAL HAS BEEN

FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

FedEx Pricing Agreement Amendment

Agreement Number: 123257

Customer Name: PROVIDE COMMERCE, INC. f/k/a PROFLOWERS

Effective Date: See Below (“Effective Date”)

FedEx and Customer entered into a FedEx Pricing Agreement (“Agreement”) identified above. FedEx and Customer now desire to amend the Agreement.

Pricing shall be amended as identified on the attachments to this Amendment. The pricing is effective the later of the date identified above, if any, or within five business days following possession of a fully executed Agreement by FedEx’s authorized representative (“Effective Date”).

Except as otherwise provided in this Amendment, all terms and conditions of the Agreement shall remain in full force and effect and are hereby ratified and confirmed.

Other than as provided in this Amendment, all words and definitions used in this Amendment shall have the same meaning in this Amendment as in the Agreement.

IN WITNESS WHEREOF, the parties hereby execute this Amendment as of the last date provided below:

PROVIDE COMMERCE, INC. f/k/a PROFLOWERS (“Customer”)		FEDERAL EXPRESS CORPORATION AND FEDEX GROUND PACKAGE SYSTEM, INC. (collectively, “FedEx”) By their agent FedEx Corporate Services, Inc.

By:	/s/ Mark Sottosanti	By:	/s/ Diane Diamond

Print Name:	Mark Sottosanti	Print Name:	Diane Diamond

Title:	SVP	Title:	World Wide Account Manager

Date:	11/11/04	Date:	11/11/04

Employee No.: [***]

Offer expires if not accepted by Customer within 30 days of date of presentment of Agreement.

Attachments:

Please indicate your receipt and acceptance of the following pricing attachments by initialing below:

Express pricing attachment: MS I Accept

                 I Do Not Accept

***	Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

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Express Pricing Attachment

Agreement Number: 123257

Customer Name: PROVIDE COMMERCE, INC. f/k/a PROFLOWERS

Effective Date: See Amendment (“Effective Date”)

The pricing applies only to the following FedEx account numbers. If the account number is a national account number or a specific subgroup, unless otherwise noted the pricing applies to all individual FedEx account numbers associated with the national account or subgroup number(s):

Account(s) [***]

U.S. DOMESTIC EXPRESS

Pricing for U.S. Domestic Express services applies to U.S. payor FedEx accounts for shipments with a U.S. origin and a U.S. destination.

Domestic Freight pricing is subject to minimum charges, which are determined by FedEx and are subject to change without notice.

Customer’s Express pricing is expressed as a percentage discount off of the Base Rate identified in the table below. Discounts do not apply to ancillary service fees, surcharges, special handling fees or other charges and are applicable for the time period(s) specified below.

Term	Term Start	Term End	Base Rate
1	11/11/2004	*	Service Guide in effect on date of Shipment

*	Customer’s Express pricing does not expire and shall remain in effect unless otherwise terminated by Customer or FedEx as specified in the Agreement. FedEx reserves the right to change Customer’s pricing program structure upon notice.

Pricing will be effective the later of the first term start date or the agreement effective date.

The following service(s) will be charged at the FedEx Service Guide rates in effect on the date of shipment:

FedEx First Overnight Envelope

FedEx First Overnight

FedEx 1Day Freight

FedEx 2Day Freight

FedEx 3Day Freight

Base Discounts:

Discounts are stated as percentages and any minimums are stated as U.S. dollar amounts.

FedEx [***]

Zones =>	2	3	4	5	6	7	8	9–10	11–12	13–16
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Minimum Charges $	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

***	Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

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FedEx [***]

Zones =>	2	3	4	5	6	7	8	9–10	11–12	13–16
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Minimum Charge $	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

FedEx [***]

Zones =>	2	3	4	5	6	7	8	9–10	11–12	13–16
1–1 lbs. %	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
2–2 lbs. %	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
3–3 lbs. %	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
4–4 lbs. %	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
5–5 lbs. %	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
6–6 lbs. %	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
7–7 lbs. %	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
8–8 lbs. %	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
9–9 lbs. %	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
10–20 lbs. %	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
21+ lbs. %	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Minimum Charge $	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

FedEx [***]

Zones =>	2	3	4	5	6	7	8	9	13–16
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Minimum Charge $	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

FedEx [***]

Zones =>	2	3	4	5	6	7	8	9	13–16
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Minimum Charge $	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

FedEx [***]

Zones =>	2	3	4	5	6	7	8	9	13–16
1–1 lbs. %	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
2–2 lbs. %	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
3–3 lbs. %	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
4–4 lbs. %	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
5–5 lbs. %	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
6–6 lbs. %	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
7–7 lbs. %	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
8–8 lbs. %	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
9–9 lbs. %	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
10–20 lbs. %	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
21+ lbs. %	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Minimum Charge $	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

***	Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

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FedEx [***]

Zones =>	2	3	4	5	6	7	8	9–10	11–12	13–16
1–1 lbs. %	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
2–2 lbs. %	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
3–3 lbs. %	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
4–4 lbs. %	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
5–5 lbs. %	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
6–6 lbs. %	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
7–7 lbs. %	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
8–8 lbs. %	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
9–9 lbs. %	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
10–20 lbs. %	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
21+ lbs. %	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Minimum Charge $	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

FedEx [***]

Zones =>	2	3	4	5	6	7	8
1–1 lbs. %	[***]	[***]	[***]	[***]	[***]	[***]	[***]
2–2 lbs. %	[***]	[***]	[***]	[***]	[***]	[***]	[***]
3–3 lbs. %	[***]	[***]	[***]	[***]	[***]	[***]	[***]
4–4 lbs. %	[***]	[***]	[***]	[***]	[***]	[***]	[***]
5–5 lbs. %	[***]	[***]	[***]	[***]	[***]	[***]	[***]
6–6 lbs. %	[***]	[***]	[***]	[***]	[***]	[***]	[***]
7–7 lbs. %	[***]	[***]	[***]	[***]	[***]	[***]	[***]
8–8 lbs. %	[***]	[***]	[***]	[***]	[***]	[***]	[***]
9–9 lbs. %	[***]	[***]	[***]	[***]	[***]	[***]	[***]
10–20 lbs. %	[***]	[***]	[***]	[***]	[***]	[***]	[***]
21+ lbs. %	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Minimum Charge $	[***]	[***]	[***]	[***]	[***]	[***]	[***]

Commitments:

Customer’s pricing is based upon Customer’s Shipping Commitments. Customer shall achieve and maintain each of the following minimum Shipping Commitments within [***] of the Effective Date. Customer shall provide FedEx with no less than [***] notice following any divestiture of accounts receiving pricing pursuant to this Agreement. In the event of a merger or acquisition, Customer shall notify FedEx’s Sales Executive in writing at least [***] in advance of locations and accounts for pricing to apply to such accounts. In the event any merger, acquisition or divestiture materially alters Customer’s shipping profile, FedEx reserves the right to modify any or all of the Shipping Commitments in this Agreement upon [***] written or electronically transmitted notice.

Deviation from these Shipping Commitments may result in pricing changes that more accurately reflect Customer’s actual shipping patterns or in the removal of all discounted pricing. FedEx will provide [***] written or electronically transmitted notice of any such changes.

Minimum Packages [***] On [***] Customer agrees to tender the following number of packages to FedEx Express on [***] basis:

[***]

Average [***] Customer agrees to maintain the following Average [***] per package during the term of this Agreement. Average [***] is calculated by dividing the Average [***] by the average [***] of packages shipped by Customer since the Effective Date. [***] do not include ancillary

***	Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

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service fees, surcharges, special handling fees or other charges.

[***]

SPECIAL HANDLING FEES AND OTHER CHARGES:

All Special Handling Fees and other ancillary charges will be assessed as per the FedEx Service Guide in effect on the date of shipment except as detailed below or otherwise identified on the Agreement and any Attachments, Addenda or Amendments thereto. Dimensional weighting will be applied as per the FedEx Service Guide in effect on the date of shipment except as detailed below.

Term	Term Start	Term End
1	[***]	[***]
2	[***]	[***]
3	[***]	[***]
4	[***]	[***]
5	[***]	[***]

*	Customer’s surcharge reduction(s), if any, for this term do not expire and shall remain in effect unless otherwise terminated by Customer or FedEx as specified in the Agreement.

Term 1

Surcharge Exceptions

Surcharge	Discount
Saturday Delivery	[***]
Saturday Pick–Up	[***]
Residential Delivery Charge	[***]

Dim Exceptions

Service
Domestic <= 1 Cu Ft	[***]
Domestic > 1 Cu Ft	[***]

Term 2

Surcharge Exceptions

Surcharge	Discount
Saturday Delivery	[***]
Saturday Pick–Up	[***]
Residential Delivery Charge	[***]

Dim Exceptions

Service
Domestic <= 1 Cu Ft	[***]
Domestic > 1 Cu Ft	[***]

Term 3

Surcharge Exceptions

Surcharge	Discount
Saturday Delivery	[***]
Saturday Pick–Up	[***]
Residential Delivery Charge	[***]

***	Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

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Dim Exceptions

Service
Domestic <= 1 Cu Ft	[***]
Domestic > 1 Cu Ft	[***]

Term 4

Surcharge Exceptions

Surcharge	Discount
Saturday Delivery	[***]
Saturday Pick–Up	[***]
Residential Delivery Charge	[***]

Dim Exceptions

Service
Domestic <= 1 Cu Ft	[***]
Domestic > 1 Cu Ft	[***]

Term 5

Surcharge Exceptions

Surcharge	Discount
Saturday Delivery	[***]
Saturday Pick–Up	[***]
Residential Delivery Charge	[***]

Dim Exceptions

Service
Domestic <= 1 Cu Ft	[***]
Domestic > 1 Cu Ft	[***]

MONEY BACK GUARANTEE AND OTHER PROVISIONS

Customer waives the right to request refunds under the Money–Back Guarantee Policy provisions of the FedEx Service Guide for all FedEx Express Services.

Customer may have a customized Domestic Express Freight pricing program. Any such pricing is not superseded by this Agreement. Please refer to the applicable contract for specific pricing and contract terms.

Customer’s express Special Program(s) pricing is expiring and is replaced with the pricing identified herein.

***	Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

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